Exhibit (a)(1)(D)

AMENDED AND RESTATED

LETTER OF TRANSMITTAL

Offer to Purchase for Cash

dated March 17, 2017 for any and all outstanding

6.25% Convertible Notes due 2018

(CUSIP No. 01167PAE1)

The Tender Offer (as defined herein) will expire at 12:00 midnight, New York City time, on April 14, 2017 (one minute after 11:59 p.m., New York City time, on April 13, 2017), or any other date and time to which the Company extends such Tender Offer (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. You must validly tender your Notes (as defined below) at or prior to the Expiration Date to be eligible to receive the Purchase Price (as defined below) for such Notes. The Purchase Price will be payable in cash. Tendered Notes may be validly withdrawn from the Tender Offer at or prior to the Expiration Date. The Tender Offer is subject to the satisfaction or waiver of certain conditions as set forth under the heading “The Terms of the Tender Offer–Conditions to the Tender Offer” in the Offer to Purchase (as defined herein), including the Financing Condition (as defined in the Offer to Purchase).

The Depositary and Information Agent for the Tender Offer is:

Global Bondholder Services Corporation

By Mail, Overnight Courier or Hand: (Registered or Certified Mail Recommended): Global Bondholder Services Corp. Attn: Corporate Action 65 Broadway, Suite 404 New York, New York 10006 (212) 430-3774	By facsimile (for Eligible Institutions only): (212) 430-3775 Confirmation: (212) 430-3774

Banks and Brokers Call Collect: (212) 430-3774

All Others, Call Toll Free: (866) 470-4200

Email: contact@gbsc-usa.com

DELIVERY OF THIS LETTER OF TRANSMITTAL (AS DEFINED HEREIN) OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING NOTES (AS DEFINED HEREIN) BY ATOP (AS HEREINAFTER DEFINED).

The instructions contained herein should be read carefully before this Amended and Restated Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”) is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated March 17, 2017 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). To the extent there are any conflicts between the terms and conditions of the Letter of Transmittal and the terms and conditions of the Offer to Purchase, the terms and conditions of the Offer to Purchase shall control.

Requests for additional copies of this Letter of Transmittal or for copies of the related Offer to Purchase and requests for assistance relating to the procedures for tendering Notes may be directed to Global Bondholder

Services Corporation, which is serving as depositary and information agent in connection with the Tender Offer (the “Depositary,” the “Information Agent” or the “Depositary and Information Agent”) at the address and telephone number on the front and back cover page of this Letter of Transmittal. Requests for assistance relating to the terms and conditions of the Tender Offer may be directed to Odeon Capital Group LLC (the “Dealer Manager”) at its address and telephone number on the back cover page of this Letter of Transmittal. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, custodian or other nominee (each, a “Nominee”) for assistance regarding the Tender Offer.

This Letter of Transmittal and the instructions hereto, the Offer to Purchase (together with this Letter of Transmittal, the “Offer Documents”) constitute an offer by Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company” or “Alaska Communications”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all of its outstanding 6.25% Convertible Notes due 2018 (the “Notes”) for cash in an amount equal to $1,037.50 per $1,000 principal amount of Notes purchased (the “Purchase Price”), plus accrued and unpaid interest on such Notes, if any, up to, but not including, the Settlement Date (as defined below) (“Accrued Interest”). The Company refers to the offer to purchase the Notes as the “Tender Offer.”

Only Notes validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date and accepted for purchase will be purchased in the Tender Offer (the date of such acceptance and purchase, the “Settlement Date”). The Company’s offer to purchase any Notes validly tendered and not validly withdrawn in the Tender Offer is not subject to any minimum tender condition. However, the Offer is subject to the satisfaction or waiver of certain conditions, including the Financing Condition, described under “The Terms of the Tender Offer–Conditions to the Tender Offer” in the Offer to Purchase.

The Notes may be tendered and accepted for purchase only in principal amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Holders who do not tender all of their Notes must ensure that they retain a principal amount of Notes equal to or greater than $1,000. No alternative, conditional or contingent tenders will be accepted.

The Tender Offer is open to all registered holders (individually, a “Holder” and, collectively, the “Holders”) of the Notes. The Notes are represented by one or more global certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”), and held in book-entry form through DTC. DTC is the only registered holder of the Notes. DTC facilitates the clearance and settlement of securities transactions through electronic book-entry changes in accounts of DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations.

DTC participants that wish to effectively tender Notes that are held through DTC should either (1) properly complete and duly execute this Letter of Transmittal, together with any other documents required by this Letter of Transmittal, and mail or deliver this Letter of Transmittal (or a manually signed facsimile thereof) and such other documents to the Depositary or (2) electronically transmit their acceptance through the automated tender offer program (“ATOP”) (and thereby tender the Notes), for which the transaction will be eligible, followed by a properly transmitted Agent’s Message delivered to the Depositary. Upon receipt of such Holder’s acceptance through ATOP, DTC will edit and verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant stating (1) the aggregate principal amount of Notes to be tendered by such participant, (2) that such participant has received copies of the Offer Documents and agrees to be bound by the terms and conditions of the Tender Offer as described herein and in the Letter of Transmittal and (3) that the Company may enforce the terms and conditions of the Letter of Transmittal against such tendering participant.

A beneficial owner whose Notes are held by a Nominee and who desires to tender such Notes in the Tender Offer must contact its Nominee and instruct such Nominee to tender its Notes on such beneficial owner’s behalf. Accordingly, beneficial owners wishing to participate in the Tender Offer should contact their Nominee as soon as possible in order to determine the time by which such owner must take action in order to so participate. Any beneficial owner of Notes held of record by DTC or its Nominee, through authority granted by DTC, may direct the DTC participant through which such beneficial owner’s Notes are held in DTC to tender Notes on such beneficial owner’s behalf. See below for more information.

If the Tender Offer is terminated or withdrawn, or the Notes are not accepted for purchase, no consideration will be paid or payable to Holders of those Notes. If any tendered Notes are not purchased pursuant to the Tender Offer for any reason, such Notes not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be promptly credited to the account maintained at DTC from which Notes were delivered) after the expiration or termination of the Tender Offer.

The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

THE OFFER TO PURCHASE AND RELATED DOCUMENTS DO NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL NOTES IN ANY STATE OR IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. IN THOSE JURISDICTIONS WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE TENDER OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE TENDER OFFER WILL BE DEEMED TO BE MADE ON BEHALF OF THE COMPANY BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

If you desire to tender Notes for which you are the beneficial owner that are held through a Nominee, you should contact such Nominee promptly and instruct the Nominee to tender such Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Notes using this Letter of Transmittal must:

•	complete the section below entitled “Method of Delivery”;

•	complete the box below entitled “Description of Notes Tendered” and sign where indicated under “Please Sign Here”; and

•	complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as described below.

NONE OF THE COMPANY, ITS BOARD OF DIRECTORS, ITS OFFICERS, THE DEALER MANAGER, THE DEPOSITARY AND INFORMATION AGENT OR THE TRUSTEE, OR ANY OF THEIR RESPECTIVE AFFILIATES, MAKES ANY RECOMMENDATION TO ANY HOLDER WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH HOLDER’S NOTES, AND NONE OF THEM HAS AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, HOLDERS SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER, THE DEPOSITARY AND INFORMATION AGENT OR THE TRUSTEE. HOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER DOCUMENTS, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER NOTES, AND, IF SO, THE PRINCIPAL AMOUNT OF NOTES TO TENDER.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF A HOLDER HOLDS NOTES THROUGH A NOMINEE, SUCH HOLDER SHOULD KEEP IN MIND THAT SUCH ENTITY MAY REQUIRE THE HOLDER TO TAKE ACTION WITH RESPECT TO THE TENDER OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER NOTES ON SUCH HOLDER’S BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 14, 2017 (ONE MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON APRIL 13, 2017) WILL BE DISREGARDED AND OF NO EFFECT (UNLESS THE TENDER OFFER HAS BEEN EXTENDED AND SUCH TENDERS ARE COMPLETED PRIOR TO THE EXPIRATION OF THE EXTENDED TENDER OFFER).

METHOD OF DELIVERY

    Name of Tendering Institution:

    DTC Participant Number:

    Account Number:

    Transaction Code Number:

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Principal Amount of Notes Tendered*
	CUSIP No. 01167PAE1*	$

*	Must be tendered in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing showing such participant as the owner of the Notes. No alternative, conditional or contingent tenders will be accepted.

If you do not wish to tender your Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Amended and Restated Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”) and the Offer to Purchase, dated March 17, 2017 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, the “Offer Documents”), constituting an offer (the “Tender Offer”) by Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all of its outstanding 6.25% Convertible Notes due 2018 (the “Notes”) for cash in an amount equal to $1,037.50 per $1,000 principal amount of Notes purchased (the “Purchase Price”), plus accrued and unpaid interest on such Notes, if any, up to, but not including, the Settlement Date (as defined in this Letter of Transmittal) (“Accrued Interest”).

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above in the box captioned “Description of Notes Tendered.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby (1) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Notes tendered thereby and accepted for purchase pursuant to the terms hereof, (2) waives any and all other rights with respect to the Notes (including, without limitation, the tendering registered holder’s (individually, a “Holder” and, collectively, the “Holders”) waiver of any existing or past defaults and their consequences in respect of the Notes and the indenture under which such Notes were issued, unless such waiver would be impermissible under Section 29(a) of the Exchange Act), (3) releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, such Notes (including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any repurchase, redemption or defeasance of the Notes, unless the release and discharge of such claims would be impermissible under Section 29(a) of the Exchange Act), and (4) irrevocably constitutes and appoints Global Bondholder Services Corporation, which is serving as depositary and information agent in connection with the Tender Offer (the “Depositary”) as the true and lawful agent and attorney-in-fact of such Holder (with full knowledge that the Depositary also acts as the agent of the Company) with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Notes on the account books maintained by The Depository Trust Company (“DTC”), together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, (b) present such Notes for transfer on the relevant security register, and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the Purchase Price, plus any Accrued Interest, of Notes tendered pursuant to the Tender Offer, as determined pursuant to the terms of the Offer to Purchase, for any tendered Notes that are purchased by the Company).

The undersigned understands and acknowledges that the Tender Offer will expire at 12:00 midnight, New York City time, on April 14, 2017 (one minute after 11:59 p.m., New York City time, on April 13, 2017), or any other date and time to which the Company extends such Tender Offer (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. The undersigned understands and acknowledges that, in order to receive the Purchase Price offered for the Notes, the undersigned must have validly tendered and not validly withdrawn Notes prior to 12:00 midnight, New York City time, on the Expiration Date. The undersigned understands and acknowledges that tenders are irrevocable except that Notes not yet accepted for purchase may be withdrawn at any time after May 11, 2017 (40 business days after the commencement of the Tender Offer).

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment of the Purchase Price for validly tendered and accepted Notes and any Accrued Interest to be issued in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not accepted for purchase be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the Purchase Price for validly tendered and accepted Notes and any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

Withdrawal rights with respect to the Notes will terminate on the Expiration Date. Thereafter, tenders are irrevocable except that Notes not yet accepted for purchase may be withdrawn at any time after May 11, 2017 (40 business days after the commencement of the Tender Offer). If any tendered Notes are not purchased pursuant to the Tender Offer for any reason, such Notes not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be promptly credited to the account maintained at DTC from which Notes were delivered) after the expiration or termination of the Tender Offer.

For a withdrawal of Notes to be valid, the Depositary must timely receive a written or facsimile notice of withdrawal at one of its the address(es) set forth on the last page of this document, or a properly transmitted “Request Message” through the automated tender offer program (“ATOP”) must be received by the Depositary, in each case prior to the Expiration Date. The withdrawal notice must:

•	specify the name of the person that tendered the Notes to be withdrawn and, if different, the record holder of such Notes (or, in the case of Notes tendered by book-entry transfer, the name of the DTC participant for whose account such Notes were tendered and such participant’s account number at DTC to be credited with the withdrawn Notes);

•	contain a description(s) of the Notes to be withdrawn, including the CUSIP number(s), and the aggregate principal amount represented by such Notes to be withdrawn;

•	be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the applicable Agent’s Message), or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes; and

•	if the Letter of Transmittal was executed by a person other than the Holder, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such revocation on behalf of such Holder.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents, warrants and undertakes to the Company, the Depositary and the Dealer Manager that:

•	the undersigned has received the Offer Documents and agrees to be bound by all the terms and conditions of the Tender Offer;

•	the Notes are, at the time of acceptance, and will continue to be, until the payment on the Settlement Date, or the termination or withdrawal of the Tender Offer, or, in the case of Notes in respect of which the tender has been withdrawn, the date on which such tender is validly withdrawn, held by the undersigned;

•	the undersigned acknowledges that all authority conferred or agreed to be conferred pursuant to these representations, warranties and undertakings and every obligation of the undersigned shall be binding upon the successors, assigns, heirs, executors, administrators, trustee in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned;

•	the undersigned has full power and authority to tender, sell, assign and transfer the tendered Notes;

•	the Notes will, on the Settlement Date, be transferred by the undersigned to the Company in accordance with the terms of the Tender Offer, and the Company will acquire good, marketable and unencumbered title thereto, with full title guarantee free and clear of all liens, restrictions, charges and encumbrances, not subject to any adverse claim or right, and together with all rights attached thereto; and

•	the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered.

For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which the Company has waived all defects, if, as and when the Company gives notice thereof to the Depositary.

The undersigned understands that, except as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Notes tendered.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary and, in the case of Notes tendered through DTC’s ATOP, of a properly transmitted Agent’s Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

PLEASE SIGN HERE

(Please Complete and Return With the Attached Form W-9 (or IRS Form W-8, As Applicable) Unless an

Agent’s Message is Delivered through the Facilities of DTC)

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing showing such Holder as the owner of the Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

x

x

(Signature(s) of Holder(s) or Authorized Signatory)
Date: , 2017

Name(s):

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE IRS FORM W-9 HEREIN (OR IRS FORM W-8, AS APPLICABLE)

AND SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

Authorized Signature:

Name of Signatory:
(Please Print)

Title:

Name of Medallion Signature Guarantor:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date:                      , 2017

SPECIAL PAYMENT INSTRUCTIONS (See
Instructions 3, 4, 5 and 6)

To be completed ONLY if checks for payment
of the Purchase Price for validly tendered and
accepted Notes and any Accrued Interest are to be
issued to someone other than the person or persons
whose signature(s) appear(s) within this Letter of
Transmittal or issued to an address different from
that shown in the box entitled “Description of Notes
Tendered” within this Letter of Transmittal.

Issue checks for payment of the Purchase Price
for validly tendered and accepted Notes and any
Accrued Interest to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or

Social Security Number)

(See IRS Form W-9 herein or IRS

Form W-8, as applicable)

SPECIAL DELIVERY INSTRUCTIONS (See
Instructions 3, 4, 5 and 6)

To be completed ONLY if Notes not accepted
for purchase are to be credited to the account of
someone other than the person or persons whose
signature(s) appear(s) within this Letter of
Transmittal.

Credit the Notes not accepted for purchase to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or

Social Security Number)

(Also Provide IRS Form W-9 or the Appropriate

IRS Form W-8)

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national notes exchange or the Financial Industry Regulatory Authority, or by a commercial bank or trust company having an office or a correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) of Notes (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Notes) tendered hereby or (ii) such Notes are tendered for the account of an Eligible Institution. See Instruction 4.

2. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed, or an electronic confirmation pursuant to DTC’s ATOP (together with a Book-Entry Confirmation) is to be transmitted, by Holders for tenders made pursuant to the procedures for tenders by book-entry transfer set forth in the Offer to Purchase under the caption “The Terms of the Tender Offer–Procedure for Tendering Notes.” A properly completed and duly executed Letter of Transmittal (or manually signed facsimile) or an electronic confirmation pursuant to the DTC’s ATOP system (together with a Book-Entry Confirmation), and any other required documents, must be received by the Depositary at its address set forth on the front and back cover of this Letter of Transmittal at or prior to the Expiration Date. Delivery of documents to DTC or the Trustee does not constitute delivery to the Depositary.

THE METHOD OF DELIVERY OF NOTES AND LETTERS OF TRANSMITTAL, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE PERSON TENDERING NOTES AND DELIVERING THIS LETTER OF TRANSMITTAL OR TRANSMITTING AN AGENT’S MESSAGE AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. DELIVERY OF DOCUMENTS TO DTC OR THE TRUSTEE DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT HOLDERS USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE DEPOSITARY AT OR PRIOR TO SUCH TIME. HOLDERS DESIRING TO TENDER NOTES MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING NORMAL BUSINESS HOURS OF DTC. MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED FOR PURCHASE. IN NO EVENT SHALL THE HOLDER SEND ANY DOCUMENTS OR NOTES TO THE DEALER MANAGER OR TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted for purchase pursuant to the Tender Offer.

The Notes may be tendered and accepted for purchase only in principal amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Holders who do not tender all of their Notes must ensure that they retain a principal amount of Notes equal to or greater than $1,000.

By execution and delivery of this Letter of Transmittal (or a manually signed facsimile hereof) or by electronic confirmation pursuant to DTC’s ATOP (together with the Book-Entry Confirmation), all tendering Holders of Notes waive any right to receive any notice of the acceptance of their Notes for payment. The entire aggregate principal amount represented by the Notes delivered to the Depositary will be deemed to have been tendered. If any tendered Notes are not purchased pursuant to the Tender Offer for any reason, such Notes not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be promptly credited to the account maintained at DTC from which Notes were delivered) after the expiration or termination of the Tender Offer.

Notes tendered may only be withdrawn pursuant to the procedure and subject to the terms set forth under the caption “The Terms of the Tender Offer–Withdrawal of Tenders” in the Offer to Purchase and as described herein.

3. Withdrawal of Tenders. Withdrawal rights with respect to the Notes will terminate on the Expiration Date. Thereafter, tenders are irrevocable, except that Notes not yet accepted for purchase may be withdrawn at any time after May 11, 2017 (40 business days after the commencement of the Tender Offer).

For a withdrawal of Notes to be valid, the Depositary must timely receive a written or facsimile notice of withdrawal at one of its addresses set forth on the last page of this Letter of Transmittal, or a properly transmitted “Request Message” through ATOP must be received by the Depositary, in each case prior to the Expiration Date. The withdrawal notice must:

•	specify the name of the person that tendered the Notes to be withdrawn and, if different, the record holder of such Notes (or, in the case of Notes tendered by book entry transfer, the name of the DTC participant for whose account such Notes were tendered and such participant’s account number at DTC to be credited with the withdrawn Notes);

•	contain a description(s) of the Notes to be withdrawn, including the CUSIP number(s), and the aggregate principal amount represented by such Notes to be withdrawn;

•	be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the applicable Agent’s Message), or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes; and

•	if the Letter of Transmittal was executed by a person other than the Holder, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such revocation on behalf of such Holder.

If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon proper written or facsimile notice of withdrawal, even if physical release is not yet effected by the Depositary. Any Notes validly withdrawn will be deemed to be not validly tendered for purposes of the Tender Offer.

Holders may not rescind their withdrawal of tendered Notes, and any Notes validly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. Validly withdrawn Notes may, however, be validly tendered again by following one of the procedures described in the Offer to Purchase under the caption “The Terms of the Tender Offer–Procedure for Tendering Notes” at any time prior to the Expiration Date.

Holders may accomplish valid withdrawals of Notes only in accordance with the foregoing procedures.

If a beneficial owner tendered its Notes through a Nominee and wishes to withdraw its Notes, it will need to make arrangements for withdrawal with its Nominee. The ability of a beneficial owner to withdraw a tender of its Notes will depend upon the terms of the arrangements it has made with its Nominee and, if its Nominee is not the DTC participant tendering those Notes, the arrangements between its Nominee and such DTC participant, including any arrangements involving intermediaries between its Nominee and such DTC participant.

Through DTC, the Depositary will return to tendering Holders all Notes in respect of which it has received valid withdrawal instructions at or prior to the Expiration Date promptly after it receives such instructions.

All questions as to the form and validity (including time of receipt) of a notice of withdrawal will be determined by the Company in its sole discretion, which determination shall be final and binding. None of the Company, the Dealer Manager, the Depositary, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give any such notification.

If the Company is delayed in its acceptance for purchase of, or payment for, any Notes or is unable to accept for purchase or pay for any Notes pursuant to the Tender Offer for any reason, then, without prejudice to the Company’s rights hereunder, but subject to applicable law, tendered Notes may be retained by the Depositary on behalf of the Company (subject to Rules 13e-4(5)(f) and Rule 14e-1 under the Exchange Act, which require that the Company pay the consideration offered or return the Notes deposited by or on behalf of the Holders promptly after the termination or withdrawal of the applicable Tender Offer).

4. Signatures on Letter of Transmittal. If any Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

5. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Depositary at its address and telephone numbers, as set forth on the front and back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the IRS Form W-9 or the IRS Form W-9 instructions may be directed to the Depositary and Information Agent, and copies will be furnished promptly at the Company’s expense.

Requests for assistance relating to the terms and conditions of the Tender Offer may be directed to the Dealer Manager at the telephone number and address set forth on the back cover of this Letter of Transmittal. Holders of Notes may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

6. TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder whose tendered Notes are accepted for purchase must (i) provide the Depositary (as payor) with such Holder’s correct taxpayer identification number (“TIN”), which, in the case of a Holder who is an individual, generally is such Holder’s social security number, or (ii) otherwise establish an exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Tender Offer. A U.S. Holder that does not provide its correct taxpayer identification number may be subject to penalties imposed by the IRS. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. Holder must provide such Holder’s correct TIN by completing the IRS Form W-9 included herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a U.S. Holder does not have a TIN, such Holder should (i) consult the Part 1 of the Instructions (related to Taxpayer Identification Numbers) on the enclosed IRS Form W-9 (the “Instructions”) for directions on applying for a TIN, (ii) write “Applied For” where indicated in Part I of the IRS Form W-9 attached herein, and (iii) sign and date the IRS Form W-9. If the Holder does not provide such Holder’s TIN to the Depositary by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder already has applied for a TIN or that such Holder intends to apply for one in the near future.

If the Notes are held in more than one name or are not in the name of the actual owner, consult Part I of the Instructions for information on which TIN to report. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. Holder should furnish their TIN, provide the applicable exempt payee code in Box 4 of the IRS Form W-9, and sign and date the form. See the Instructions for additional directions.

In order for a Non-U.S. Holder to qualify as exempt, such Holder must submit a completed applicable IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary or the IRS at its website: www.irs.gov.

Each payment in respect of accrued and unpaid interest made to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate unless such Holder certifies its non-U.S. status on an applicable IRS Form W-8 and certain other conditions are met.

7. Transfer Taxes. Tendering Holders of Notes purchased in the Tender Offer will not be obligated to pay brokerage commissions or fees to the Company, the Dealer Manager, or the Depositary and Information Agent. The Company will pay or cause to be paid all transfer taxes with respect to the purchase of any Notes in the Tender Offer. If your Notes are held through a broker or other Nominee who tenders Notes on your behalf, such broker or Nominee may charge you a commission for doing so. You should consult with your broker or Nominee to determine whether any charges will apply.

8. Irregularities. The Company, in its sole discretion, will determine all questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for purchase and withdrawal of validly tendered Notes, and such determinations will be final and binding. The Company reserves the absolute right to reject any and all tenders of Notes that it determines are not in proper form or where the acceptance for purchase of, or payment for, such Notes may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of Notes of any particular Holder, whether or not similar conditions, defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Tender Offer will be final and binding.

Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived or cured. None of the Company, the Dealer Manager, the Depositary, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or notices of withdrawal or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Notes, the Holder will be entitled to the Purchase Price, plus Accrued Interest.

9. Waiver of Conditions; Termination of Tender Offer. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time. The Company also expressly reserves the absolute right, in its sole discretion, subject to applicable law, to terminate the Tender Offer at any time for any reason without accepting for purchase any Notes that may have been tendered prior to such termination if any condition to the Tender Offer set forth in “The Terms of the Tender Offer—Conditions to the Tender Offer” of the Offer to Purchase is not satisfied or waived by the Company on or prior to the Expiration Date.

IMPORTANT: THIS PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) OR A PROPERLY TRANSMITTED AGENT’S MESSAGE DELIVERED PURSUANT TO THE DTC’S ATOP, CONFIRMATION OF A BOOK-ENTRY TRANSFER OF NOTES AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
Print or type See Specific Instructions on page 2.	3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐ CCorporation	☐ SCorporation	☐ Partnership	☐ Trust/estate

☐      Limited liability company. Enter the tax classification (C=C corporation, S=S corporation,

P=partnership)  ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐      Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.)				Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
		–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)

Cat. No. 10231X	Form W-9(Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•	In the case of a U.S. trust (other than a grantor trust), the

U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct

Form W-9 (Rev. 12-2014)	Page 3

TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Form W-9 (Rev. 12-2014)	Page 4

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•	Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

IF the payment is for . . .	THEN the payment is exempt for . . .
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Form W-9 (Rev. 12-2014)	Page 5

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account1
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor2
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee1
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner1
5.	Sole proprietorship or disregarded entity owned by an individual	The owner3
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity4
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership

Form W-9 (Rev. 12-2014)	Page 6

	For this type of account:	Give name and EIN of:
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2	Circle the minor’s name and furnish the minor’s SSN.
3	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

In order to tender Notes, a Holder should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Depositary at one of its addresses set forth below or tender pursuant to DTC’s ATOP. Questions or requests for assistance relating to the procedures for tendering Notes or for additional copies of the Offer Documents may be directed to the Information Agent at its telephone number and address set forth below.

The Depositary for the Tender Offer is:	The Information Agent for the Tender Offer is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only)

(212) 430-3775

Confirmation:

(212) 430-3774

By Mail, Overnight Courier or Hand:

Global Bondholder Services Corp.

Attn: Corporate Action

65 Broadway, Suite 404

New York, New York 10006

(212) 430-3774

Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Banks and Brokers call: (212) 430-3774 Toll free: (866) 470-4200 Email: contact@gbsc-usa.com

Requests for assistance relating to the terms and conditions of the Tender Offer may be directed to the Dealer Manager at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offer or requests for additional copies of the Offer Documents.

The Dealer Manager for the Tender Offer is:

Odeon Capital Group LLC 750 Lexington Avenue 27th Floor New York, NY 10022 (212) 257-6164